UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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VOIS, INC.
(Name of Registrant as Specified In Its Charter)

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VOIS, INC.

3525 Del Mar Heights Road, Suite 802

San Diego, California 92130

(858) 461-0423

October 7, 2013

To Our Stockholders:

The purpose of this Information Statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, August 23, 2013, that our board of directors has recommended, and that the holders of the majority of the voting power of our outstanding capital stock intend to vote on October 28, 2013, to approve the following:

Change of Domicile. The board of directors will submit a proposal to change the state of incorporation of VOIS, Inc. from Florida to Nevada by means of a merger with Mind Solutions, Inc., a new Nevada corporation which we recently formed. If approved by at least a majority of the votes cast by holders of our common stock, the change of domicile will result in a change in our jurisdiction of incorporation from the State of Florida to the State of Nevada and will also result in the adoption of a new articles of incorporation and new bylaws for VOIS, Inc., which will govern us under Nevada law. If approved by the stockholders and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about October 28, 2013, or as soon as practicable after the meeting. Along with the change of domicile, we will change our name to Mind Solutions, Inc. A copy of the Plan of Merger is attached as Attachment A to the accompanying Information Statement.

We chose the State of Nevada to be our domicile because Nevada has a modern and flexible corporate code. In particular, we believe that the various indemnity and exculpatory provisions of the Nevada Revised Statutes will help us attract and retain competent directors at a time when the escalating risks and resultant costs of director liability have made it increasingly difficult for corporations to find and retain competent directors. In addition, the State of Nevada has an active bar which is continually assessing and recommending improvements to its corporate law. The substantial body of settled case law under its corporate code adds greater certainty in assessing risks associated with conducting business.

Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding stockholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of VOIS, Inc. or our stockholders.

For a summary of the principal income tax consequences of the change of domicile to United States stockholders and VOIS, Inc., see “Federal Income Tax Considerations” contained in the accompanying Information Statement.

If the change of domicile is completed, our stockholders will be required to surrender their current certificates representing our common stock in exchange for certificates representing the appropriate number of shares of Mind Solutions, Inc. as a Nevada corporation. Appropriate transmittal forms will be sent to the stockholders for these purposes.

The Information Statement provides a detailed description of the change of domicile and other information. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

For the reasons set forth in the Information Statement, your board of directors unanimously believes that the proposed change of domicile is in the best interests of VOIS, Inc. and all of our stockholders.

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As of the record date, 1,310,311,626 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. We have consenting two stockholders, Kerry Driscoll, our president, chief executive officer, and sole director, and Jeff Dashefsky identified on the resolutions described in Attachment B to the accompanying Information Statement (the “Consenting Stockholders”), who own 672,163,392 shares of our issued and outstanding common stock, or 51.3% of our issued and outstanding shares of our common stock. Therefore, the Consenting Stockholders will have the power to vote 672,163,392 shares of our common stock, which number at 51.3% of our issued and outstanding shares of our common stock exceeds the majority of the issued and outstanding shares of the common stock on the record date. The Consenting Stockholders will vote in favor of the grant of the discretionary authority to our board of directors to change our domicile from Florida to Nevada and the other proposed corporate actions. The Consenting Stockholders will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We appreciate your continued interest in VOIS, Inc.

Very truly yours,

/s/ Kerry Driscoll

Kerry Driscoll, Chief Executive Officer

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VOIS, INC.

3525 Del Mar Heights Road, Suite 802

San Diego, California 92130

(858) 461-0423

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement is furnished to the holders of record at the close of business on the record date, August 23, 2013, to inform our stockholders that our board of directors has recommended, and that the holders of the majority of the voting power of our outstanding capital stock intend to vote on October 28, 2013, to approve the following:

1.               To consider and pass, with or without variation, a special resolution, subject to requisite regulatory approval, (a) authorizing VOIS, Inc. to change its domicile to a corporation existing under the laws of the State of Nevada in accordance with the Nevada Revised Statutes, pursuant to a Plan and Agreement of Merger between VOIS, Inc. and Mind Solutions, Inc. described in Attachment A to this Information Statement, and (b) approving the adoption of a new articles of incorporation, new bylaws to govern us, and a change in our corporate name to “Mind Solutions, Inc.” Copies of the proposed articles of incorporation and bylaws, which are included in Attachment A to this Information Statement, will be effective upon the filing of Certificate of Merger with the Secretary of State of Florida and a Certificate of Merger with the Secretary of State of Nevada.

2.               To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

As of the record date, 1,310,311,626 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. We have consenting two stockholders, Kerry Driscoll, our president and chief executive officer, and Jeff Dashefsky identified on the resolutions described in Attachment B to this Information Statement (the “Consenting Stockholders”), who own 672,163,392 shares of our issued and outstanding common stock, or 51.3% of our issued and outstanding shares of our common stock. Therefore, the Consenting Stockholders will have the power to vote 672,163,392 shares of our common stock, which number at 51.3% of our issued and outstanding shares of our common stock exceeds the majority of the issued and outstanding shares of the common stock on the record date. The Consenting Stockholders will vote in favor of the grant of the discretionary authority to our board of directors to change our domicile from Florida to Nevada and the other proposed corporate actions. The Consenting Stockholders will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

A copy of the resolutions to be approved by the Consenting Stockholders is described in Attachment B to this Information Statement.

VOTING SECURITIES

In accordance with our bylaws, our board of directors has fixed the close of business on August 23, 2013, as the record date for determining the stockholders entitled to notice of the above noted actions. The grant of discretionary authority to the directors with respect to the change of domicile and other corporate actions will be approved if the number of votes cast in favor of the proposed corporate actions exceeds the number of votes cast in opposition to the proposed corporate actions. A majority of the voting power, which includes the voting power that is present in person or by proxy, constitutes a quorum for the transaction of business.

As of the record date, 1,310,311,626 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. We have consenting two stockholders, Kerry Driscoll, our president and chief executive officer, and Jeff Dashefsky identified on the resolutions described in Attachment B to this Information Statement (the “Consenting Stockholders”), who own 672,163,392 shares of our issued and outstanding common stock, or 51.3% of our issued and outstanding shares of our common stock. Therefore, the Consenting Stockholders will have the power to vote 672,163,392 shares of our common stock, which number at 51.3% of our issued and outstanding shares of our common stock exceeds the majority of the issued and outstanding shares of the common stock on the record date. The Consenting Stockholders will vote in favor of the grant of the discretionary authority to our board of directors to change our domicile from Florida to Nevada and the other proposed corporate actions. The Consenting Stockholders will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

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A copy of the resolutions to be approved by the Consenting Stockholders is described in Attachment B to this Information Statement.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to us at our address noted above.

Security holders may also address future requests regarding delivery of Information Statements and/or annual reports by contacting us at the address noted above.

CHANGE OF DOMICILE

Plan of Merger

We are proposing to change our state of incorporation from Florida to Nevada by means of a merger permitted under the corporate statutes of both states. The merger will be between VOIS, Inc., a Florida corporation, and Mind Solutions, Inc., a Nevada corporation, organized by us for the specific purpose of the change of domicile. A copy of the special resolution authorizing the change of domicile to be voted on by our stockholders is attached as Attachment B to this Information Statement. The merger will be consummated pursuant to a Plan of Merger, a copy of which is attached as Attachment A to this Information Statement. Copies of the articles of incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provides that VOIS, Inc. will merge into Mind Solutions, Inc. Following the merger, Mind Solutions, Inc. will be the surviving entity.

Mind Solutions, Inc. is a newly formed corporation with one share of common stock issued and outstanding held by Kerry Driscoll, our president, chief executive officer, and a director, and having the right to vote its only share, with only minimal capital and no other assets or liabilities. The terms of the merger provide that the current stockholders of VOIS, Inc. will be entitled to receive one share of the common stock of Mind Solutions, Inc. for every 2,000 shares of the common stock of VOIS, Inc. held by the common stockholders of VOIS, Inc. (in effect, a 2,000 for one reverse split). In addition, the currently issued one share of common stock of Mind Solutions, Inc. will be cancelled. As a result, following the merger, the current common stockholders of VOIS, Inc. will hold all of the issued and outstanding shares of the common stock of Mind Solutions, Inc.

Even though VOIS, Inc. has authorized 10,000,000 shares of preferred stock, none of the shares of preferred stock are issued or outstanding.

The change of domicile will not interrupt the existence of VOIS, Inc. Each share of our common stock will remain issued and outstanding as one-2,000th of a share of the common stock of Mind Solutions, Inc. after the change of domicile from Florida to Nevada. For a summary of certain of the rights of stockholders of VOIS, Inc. before and after the change of domicile, see “Effect of the Change of Domicile on Stockholder Rights.”

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We chose the State of Nevada to be our domicile because Nevada has a modern and flexible corporate code. In particular, we believe that the various indemnity and exculpatory provisions of the Nevada Revised Statutes will help us attract and retain competent directors at a time when the escalating risks and resultant costs of director liability have made it increasingly difficult for corporations to find and retain competent directors. In addition, the State of Nevada has an active bar which is continually assessing and recommending improvements to its corporate law, and the substantial body of settled case law under its corporate code adds greater certainty in assessing risks associated with conducting business.

Officers and Directors. Our board of directors currently consists of one member, Kerry Driscoll. Upon the change of domicile, our board of directors will consist of the same individual who is also the director of Mind Solutions, Inc. Additionally, immediately following the change of domicile, our sole officer will be Kerry Driscoll, president and chief executive officer, chief operating officer, and chief financial officer. See “Management - Executive Officers and Directors” for more information concerning our officers and directors.

Exchange of Stock Certificates. As soon as practicable on or after the change of domicile, our stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and certificates representing the common stock, certificates issued by us representing the number of shares of our common stock as a Nevada corporation into which such shares of the common stock were converted.

After the change of domicile but before certificates representing common stock is surrendered, certificates representing common stock will represent the number of shares of our common stock as a Nevada corporation into which such common stock were converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our common stock in accordance with the stockholder’s instructions for transfer or exchange.

Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing common stock will not affect such person’s rights as a stockholder, as such stockholder’s certificates representing common stock following the change of domicile will represent the number of shares of our common stock as a Florida corporation into which such common stock were converted pursuant to the terms of the merger and change of domicile, and will present no material consequences to us.

Conditions to the Change of Domicile; Stockholder Approvals

The change of domicile is subject to, among other things:

•	The approval by our stockholders of the special resolution authorizing the change of domicile (a copy of which is attached as Attachment B to this Information Statement) by the affirmative vote of a majority of our common stock voting in person or by proxy at the meeting or any adjournments thereof;
•	The filing of a Certificate of Merger with the Secretary of State of Nevada; and
•	The filing of a Certificate of Merger with the Secretary of State of Florida.

Notwithstanding the requisite stockholder approvals of the change of domicile, our board of directors has reserved the right to terminate or abandon the change of domicile without further stockholder approval if the board determines that the consummation of the change of domicile would be inadvisable or not in our best interests or our stockholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

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Filing of Certificate of Merger

The change of domicile is subject to filing of a Certificate of Merger with the Secretary of State of Nevada pursuant to the Nevada Revised Statutes and a Certificate of Merger with the Secretary of State of Florida pursuant to the Florida Business Corporation Act. If the special resolution is passed by the requisite number of holders of the shares of our common stock, we intend to file the Certificates of Merger.

Under the Nevada Revised Statutes and the Florida Business Corporation Act, when the merger takes effect:

•	Every other entity that is a constituent entity (in our case, VOIS, Inc., a Florida corporation) merges into the surviving entity (Mind Solutions, Inc.) and the separate existence of every entity except the surviving entity ceases;
•	The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;
•	The surviving entity has all of the liabilities of each other constituent entity;
•	A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;
•	The articles of incorporation of the surviving entity is amended to the extent provided in the plan of merger; and
•	The stockholders’ interests of each constituent entity that are to be converted into stockholders’ interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders’ interests are entitled only to the rights provided in the Certificate of Merger or any created pursuant to Chapter 302A.471 of the Florida Business Corporation Act dealing with dissenter’s rights.

Resales of Our Common Stock. Pursuant to Rule 145 under the Securities Act, due to the merger of VOIS, Inc. with Mind Solutions, Inc., the exchange of our shares of common stock in the Florida corporation for shares of the common stock of the Nevada corporation is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the change of domicile.

Accounting for the Transaction. Upon consummation of the change of domicile, the historical financial statements of the Florida corporation will become the historical financial statements of the Nevada corporation. Total stockholders’ equity will be unchanged as a result of the change of domicile.

Principal Reasons for the Change of Domicile

We have chosen to change our state of incorporation in order to take advantage of several features of Nevada corporate law which are expected to help us to facilitate our corporate actions.

•	Nevada corporate law is flexible, very well written and constantly updated. Nevada has a capable judiciary that is used to dealing with corporate law cases and is relatively fast; and there are numerous court precedents. This gives management and investors and their counsel confidence.
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•	There is no corporate income tax for corporations incorporated in Nevada but not transacting business in the state. At the present time, we do not anticipate conducting operations in Nevada.
•	Stockholders, directors, and officers of the corporation need not be residents of Nevada.
•	Shares of stock owned by persons outside of Nevada are not subject to Nevada taxes.
•	We believe that the various indemnity and exculpatory provisions of the Nevada Revised Statutes will help us attract and retain competent directors at a time when the escalating risks and resultant costs of director liability have made it increasingly difficult for corporations to find and retain competent directors.

Effect of Change of Domicile on Stockholder Rights

On the effective date of the merger resulting in our change of domicile, VOIS, Inc. will be deemed to be incorporated under the Nevada Revised Statutes with our new name of Mind Solutions, Inc. Consequently, we will be governed by the articles of incorporation and bylaws filed with the Certificate of Merger. The following summary describes the material consequences of the change of domicile to our stockholders, in addition to the differences in state law described above in “Principal Reasons for the Change of Domicile.” This summary does not purport to be exhaustive and is qualified in its entirety by reference to our current articles of incorporation and bylaws, and the proposed new articles of incorporation and bylaws. The texts of the proposed articles of incorporation and bylaws are included in this Information Statement as attachments to the Plan of Merger described in Attachment A. A copy of our current articles of incorporation, bylaws, the Florida Business Corporation Act, and the Nevada Revised Statutes will be available for reference by the stockholders of VOIS, Inc. or their legal advisers at our registered office.

Under our proposed articles of incorporation, the total number of shares of capital stock that Mind Solutions, Inc. will have the authority to issue is 5,100,000,000, consisting of 5,000,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001per share. Under our current articles of incorporation, VOIS, Inc. has the authority to issue only 5,000,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

Common Stock. Currently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Following the change of domicile, the holders of our common stock will have the same voting rights. Also, our stockholders do not have and will not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Mind Solutions, Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding. Currently, the holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The same provisions will apply to our shares of common stock in Mind Solutions, Inc.

Preferred Stock. Following the change of domicile, in accordance with the Nevada Revised Statutes, our board of directors will have the authority to fix the number of shares of preferred stock and the designations, preferences, powers and relative, participating, optional or other special rights and the qualifications or restrictions on such rights. The preferences, powers, rights and restrictions of different series of our preferred stock may vary with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, purchase funds, and other matters. The holders of our preferred stock will have no preemptive or cumulative voting rights. These are the same rights with respect to the preferred stock of VOIS, Inc.

Authorization of Issuance of Additional Shares. Following the change of domicile, we will be authorized to issue additional shares of our common stock and preferred stock. However, we do not plan to issue any additional shares of our Series A Preferred Stock. We may issue additional shares of our common stock in the future. As of the date of this Information Statement, we have no present plans to issue additional shares.

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The authorization of additional common stock and preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Mind Solutions, Inc. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Mind Solutions, Inc.

The proposed change in our capital structure is not being made by us in response to any known accumulation of shares or threatened takeover. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder’s investment.

In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of additional shares of our common stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected.

Stockholder Consent in Lieu of Meeting. Under both the Florida Business Corporation Act and the Nevada Revised Statutes, stockholder action may be taken without a meeting if stockholders holding the requisite voting power execute a consent. Nevada law provides for less than unanimous consent, even if the articles of incorporation do not contain the power. Our proposed articles of incorporation provide that our stockholders may take action if stockholders holding the requisite voting power execute a consent in lieu of a meeting.

Certain Provisions of Our Proposed Articles of Incorporation and Bylaws

General. Provisions of our proposed articles of incorporation and bylaws concern matters of corporate governance and the rights of our stockholders, such as the ability of our board of directors to issue shares of our common and preferred stock and to set the voting rights, preferences, and other terms of our preferred stock without further stockholder action. These provisions could also delay or frustrate the removal of incumbent directors or the assumption of control of our board of directors by our stockholders, and may be deemed to discourage takeover attempts, mergers, tender offers, or proxy contests not first approved by our board of directors, which some stockholders may deem not to be in their best interests. Essentially, the rights contained in our current articles of incorporation and bylaws are the same as those contained in our proposed articles of incorporation and bylaws, except with respect to the provisions for a staggered board of directors.

Board of Directors. The business and affairs of Mind Solutions, Inc. will continue to be managed under the direction of our board of directors, which currently consists of one member.

The number of members on our board of directors is fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting our board of directors.

Newly created directorships resulting from any increase in the number of directors and any vacancies on our board of directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until the director’s successor shall have been elected and qualified or until his earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Our board of directors may not have less than one member. There is no limit on the maximum size of our board.

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Whenever the holders of any class or series of our capital stock are entitled to elect one or more directors under any resolution or resolutions of our board of directors designating a series of our preferred stock, vacancies and newly created directorships of a class or series may be filled by a majority of the directors then in office elected by the applicable class or series, by a sole remaining director so elected, or by the written consent, or the affirmative vote of a majority of the outstanding shares of the class or series entitled to elect the directors.

Any director may be removed from office only by the affirmative vote of the holders of a majority of the combined voting power of our then outstanding shares of capital stock entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

Meetings of Stockholders. Our new articles of incorporation will provide that a special meeting of our stockholders may only be called by:

•	Our president;
•	The holders of at least 10 percent of the outstanding shares of our capital stock entitled to vote at the proposed special meeting; or
•	Our board of directors by means of a duly adopted resolution.

Special stockholder meetings may not be called by any other person or in any other manner. Our new bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at the special meeting.

Limitation of Liability. Our new articles of incorporation will provide that any director or officer shall not be personally liable to Mind Solutions, Inc. or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer, unless it is proven that his act or failure to act constituted a breach of his fiduciary duties and involved intentional misconduct, fraud, or a knowing violation of law.

Indemnification. Our new articles of incorporation will provide that Mind Solutions, Inc. shall indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by Mind Solutions, Inc. or in its right, by reason of the fact that he is or was a director, officer, employee, or agent of Mind Solutions, Inc., or is or was serving at Mind Solutions, Inc.’s request as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if:

•	The liability did not result from any act or failure to act which constituted a breach of that person’s fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud, or a knowing violation of law; or
•	The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

Further, our new articles of incorporation will permit Mind Solutions, Inc. to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by Mind Solutions, Inc. or in its right, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of Mind Solutions, Inc., or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with defense or settlement of the action or suit, if:

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•	The liability did not result from any act or failure to act which constituted a breach of that person’s fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud or a knowing violation of law; or
•	The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests.

However, Mind Solutions, Inc. will be prohibited from indemnifying any person with respect to any action, suit, or proceeding by a court of competent jurisdiction, if he has been finally adjudged to be liable to Mind Solutions, Inc., unless, and only to the extent that, the court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnification in view of all the circumstances of the case.

Our new bylaws will contain similar indemnification and limitation of liability provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling Mind Solutions, Inc. under the indemnification provisions, or otherwise, Mind Solutions, Inc. is aware that, in the opinion of the SEC, the indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Amendment of Bylaws. Under our new articles of incorporation, our bylaws may be amended by our board of directors or by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of our capital stock then outstanding and entitled to vote, voting together as a single class.

Reverse Split of Our Common Stock. One of the effects of the change of domicile will be a 2,000 for one reverse split of the shares of our common stock for the purpose of increasing the market price of our common stock.

Our board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in Mind Solutions, Inc. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of our common stock after a reverse split will be 2,000 times greater than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

With the reverse split of our outstanding shares of common stock, we feel that we will have a better opportunity to show investors that we are a company with a significant business future.

As discussed above, the board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in VOIS, Inc. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions. We have not engaged in any negotiations to merge with any other entity.

Our common stock is quoted on the OTC Bulletin Board under the symbol “VOIS.” The following table sets forth the reported high and low closing bid prices for our common stock as reported on the OTC Bulletin Board for the following periods. These prices do not include retail mark-ups, markdowns or commissions, and may not necessarily represent actual transactions.

	High	Low
Fiscal 2011 Quarter Ended:
March 31, 2011	$0.45	$0.25
June 30, 2011	$0.45	$0.22
September 30, 2011	$0.23	$0.15
December 31, 2011	$0.23	$0.08

Fiscal 2012 Quarter Ended:
March 31, 2012	$0.13	$0.005
June 30, 2012	$0.10	$0.05
September 30, 2012	$0.099	$0.05
December 31, 2012	$0.09	$0.055

Fiscal 2013 Quarter Ended:
March 31, 2013	$0.022	$0.018
June 30, 2013	$0.003	$0.002

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We currently have 1,310,311,626 shares of our common stock outstanding. Our shares of common stock are held by approximately 150 stockholders of record. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of our common stock whose shares are held in the names of various securities brokers, dealers, and registered clearing agencies. There is no trading market for the shares of our preferred stock.

We have never declared or paid any cash dividends on our common stock. We do not anticipate paying any cash dividends to stockholders in the foreseeable future. In addition, any future determination to pay cash dividends will be at the discretion of our board of directors and will be dependent upon our financial condition, results of operations, capital requirements, and such other factors as the board deem relevant.

There have been no recent unreported sales of our unregistered securities.

Effect of the Reverse Split

The reverse split will not affect the registration of our common stock under the Exchange Act, nor will it change our periodic reporting and other obligations thereunder.

Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted and that an increase in our share price is not a certainty. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 2,000 times greater than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except as described below).

The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split. The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 2,000 reverse split, every 2,000 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock.

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Stockholders should recognize that if a reverse split is affected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 2,000 exchange ratio. However, if as a result of the reverse split, a stockholder would be entitled to less than one share, a fractional share, any such fractional share shall be rounded up to the nearest whole share.

Since we will not issue any fractional shares as a result of the reverse split, but instead will issue one whole share for each fractional share which might result from the reverse split, we should not experience any reduction in the number of our stockholders. It is our intention that the reverse split should not reduce the number of our stockholders.

As stated above, we currently have 1,310,311,626 shares of our common stock outstanding held by approximately 150 stockholders of record. Following the reverse split we will have the same number of stockholders as before the reverse split. Depending upon the rounding up process of one whole share for each fractional share, we will have approximately 655,156 (or more) issued and outstanding shares of common stock following the reverse split.

We currently have no intention of going private, and the proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Securities Exchange Act of 1934, as amended. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future. Finally, we have no plans to liquidate the company after the reverse split.

Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock.

Based on the 5,000,000,000 shares of our common stock that are currently authorized under our current and proposed articles of incorporation, following the merger, if we elect to implement a one for 2,000 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 3,689,688,374 to 4,999,344,844 shares, without taking into account the proposed increase in our authorized shares of common stock. However, the actual number of issued shares will depend on how many fractional shares will be rounded up to the nearest whole share.

The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common stock resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

Effective Date

If the proposed change of domicile is approved and the board of directors elects to proceed with a reverse split, the change of domicile and reverse split would become effective as of 5:00 p.m., California time, on the date the action described herein is approved by our majority stockholders. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 2,000 shares, or such lesser amount as we may determine, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 2,000 exchange ratio.

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Risks Associated with the Reverse Split

This Information Statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words “believe,” “expect,” “will,” “may” and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-K for the year ended December 31, 2012, and other filings with the Securities and Exchange Commission and the OTCBB

If approved and implemented, the reverse stock split will result in some stockholders owning “odd-lots” of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in “even lots” of even multiples of 100 shares. The definition of “odd-lot” may be less than 10 shares of a very thinly traded stock, such as shares of our common stock. Some brokers charge higher commissions for such transactions (often 1/8 of a point per share, called the differential) also, called broken lot or uneven lot opposite of round lot. As a practical matter, it would not be economical for a stockholder owning one share to sell his one share, since transaction charges currently would exceed the value of the share.

Dissent Rights of our Stockholders

Under Florida law, our stockholders are entitled, after complying with certain requirements of Florida law, to dissent from the approval of the authority with respect to the reverse stock split, pursuant to Sections 607.1301, 1302, and 1333, inclusive, of the Florida Business Corporation Act (the “FBCA”) and to be paid the “fair value” of their shares of VOIS, Inc. common stock in cash by complying with the procedures set forth in Sections 607.1301, 1302, and 1333 of the FBCA described in Attachment C to this Information Statement.

Dissent notices should be addressed to VOIS, Inc., at 3525 Del Mar Heights Road, Suite 802, San Diego, California 92130.

A stockholder whose shares of our common stock are held in “street name” or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to us no later than the time that dissenter’s rights are asserted. Also, the dissent must be asserted as to all shares of our common stock that the stockholder beneficially owns or has power to vote on the record date.

Any stockholder who does not complete the requirements of Sections 607.1301, 1302, and 1333, inclusive, of the of the FBCA as described above is not entitled to payment for his shares of VOIS, Inc.’s common stock.

Vote Required

The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the grant of discretionary authority to our board of directors to implement the change of domicile and a reverse split of the issued and outstanding shares of our common stock on the basis of one post-consolidation share for each 2,000 pre-consolidation shares to occur immediately after the action described herein.

The Consenting Stockholders will vote FOR the change of domicile and the reverse split.

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MANAGEMENT

Executive Officers and Directors

The following table sets forth information concerning the directors and executive officers of VOIS as of the date of this proxy statement:

Name	Age	Position	Director Since
Kerry Driscoll	44	President, Chief Executive Officer, Secretary, and Director	2012

Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers. See “Certain Provisions of Our Proposed Articles of Incorporation and Bylaws” for the manner of election and term of office of our directors.

We may employ additional management personnel as our board or directors deems necessary. VOIS has not identified or reached an agreement or understanding with any other individuals to serve in management positions. We do not anticipate any difficulty in employing qualified staff.

The individuals listed above occupy the same positions with Mind Solutions, Inc.

A description of the business experience during the past several years for each of the directors and executive officers of VOIS is set forth below.

Kerry Driscoll has served as a member of our board of directors, our chief executive officer and our chief financial officer since October 2012. Mr. Driscoll graduated from USC where he received his B.S. in Business Administration through the Entrepreneur Program from the University of Southern California. Mr. Driscoll has been involved with many start-ups since receiving his degree in 1991. Since 1997, he has been a principal at Driscoll & Associates Insurance Services, Inc.

FEDERAL TAX CONSEQUENCES

The following is a discussion of certain federal income tax considerations that may be relevant to holders of our stock who receive stock of Mind Solutions, Inc. as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or our stockholders who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws.

Change of Domicile. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following federal income tax consequences generally should result:

•	No gain or loss should be recognized by the stockholders of VOIS upon conversion of their common stock into common stock of the Delaware company pursuant to the change of domicile;
•	The aggregate tax basis of the stock received by each stockholder of VOIS in the change of domicile should be equal to the aggregate tax basis of our stock converted in exchange therefor;
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•	The holding period of our stock received by each stockholder of VOIS in the change of domicile should include the period during which the stockholder held his stock converted therefor, provided such stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and
•	VOIS should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

VOIS has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Norman T. Reynolds Law Firm, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

Federal Income Tax Consequences of the Reverse Split. We will not recognize any gain or loss as a result of the reverse split.

The following description of the material federal income tax consequences of the reverse split to our common stockholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each common stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

In general, the federal income tax consequences of the reverse split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock. In the aggregate, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date, by:

•	Each person who owns beneficially more than five percent of the outstanding shares of our common stock;
•	Each director;
•	Each named executive officer; and
•	All directors and officers as a group.

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Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)
	Number	Percent
Kerry Driscoll (3)	196,000,000	15.0
All officers and directors as a group (one person)	196,000,000	15.0
Jeff Dashefsky	476,000,000	36.3

________

(1) Unless otherwise indicated, the address for each of these stockholders is c/o VOIS, Inc., at 3525 Del Mar Heights Road, Suite 802, San Diego, California 92130. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock or preferred stock which he beneficially owns.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of August 23, 2013, the record date, there were issued and outstanding 1,310,311,626 shares of our common stock. As of the record date, we did not have any shares of preferred stock issued and outstanding.

(3) Mr. Driscoll is our president, chief executive officer, and sole director.

As a result of the stock ownership by Messrs. Driscoll and Dashefsky, they are able to influence most matters requiring stockholder approval including the election of directors, merger or consolidation. This concentration of ownership may delay, deter or prevent acts that would result in a change of control, which in turn could reduce the market price of our common stock.

Other as stated above, there are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of VOIS, Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

DOCUMENTS INCORPORATED BY REFERENCE

Our Annual Report on Form 10-K for the year ended December 31, 2012, our Annual Report on Form 10-K/A for the year ended December 31, 2012, and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, and June 30, 2013, are incorporated herein by reference.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form 10-K for the year ended December 31, 2012, our Annual Report on Form 10-K/A for the year ended December 31, 2012, and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, and June 30, 2013, and any exhibit referred to therein without charge to each person to whom this Information Statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 3525 Del Mar Heights Road, Suite 802, San Diego, California 92130, telephone (858) 461-0423.

By Order of the board of directors,

/s/ Kerry Driscoll

Kerry Driscoll

Chief Executive Officer

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ATTACHMENT A

PLAN OF MERGER

PLAN AND AGREEMENT OF MERGER
BETWEEN
VOIS, INC. (a Florida corporation)
AND
MIND SOLUTIONS, INC. (a Nevada corporation)

VOIS, INC., a Florida corporation (“VOIS”) and MIND SOLUTIONS, INC., a Nevada corporation (“Mind Solutions”), hereby agree as follows:

1.                Plan Adopted. A plan of merger merging VOIS with and into Mind Solutions (this “Plan of Merger”), pursuant to the provisions of Chapter 607.1101 of the Florida Business Corporation Act (the “FBCA”), Chapter 92A.100 of the Nevada Revised Statutes (the “NRS”), and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)              VOIS shall be merged with and into Mind Solutions, to exist and be governed by the laws of the State of Nevada.

(b)             Mind Solutions shall be the surviving corporation (the “Surviving Corporation”).

(c)              When this Plan of Merger shall become effective, the separate existence of VOIS shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of VOIS and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the “Merger”).

(d)             The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

(e)              The Surviving Corporation will carry on business with the assets of VOIS, as well as the assets of Mind Solutions.

(f)              The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Chapter 607.1101 of the FBCA or Chapter 92A.100 of the NRS.

(g)              The stockholders of VOIS will surrender all of their shares in the manner hereinafter set forth.

(h)             In exchange for the shares of VOIS surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common stock.

(i)               The presently issued shares of Mind Solutions will be cancelled.

(j)               A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

(k)             The authorized capital stock of VOIS is 5,000,000,000 shares of common stock, par value $0.001 per share, of which 1,310,311,626 shares are issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued or outstanding.

(l)               The authorized capital stock of Mind Solutions is 5,000,000,000 shares of common stock, par value $0.001 per share, of which one share is issued and outstanding, and 100,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued or outstanding.

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2.                Effective Date. The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger for VOIS and Mind Solutions in the States of Florida and Nevada, respectively.

3.                Submission to Stockholders. This Plan of Merger shall be submitted for approval separately to the stockholders of VOIS and Mind Solutions in the manner provided by the laws of the States of Florida and Nevada.

4.                Manner of Exchange. On the Effective Date, the stockholders of VOIS shall surrender their stock certificates to Mind Solutions in exchange for shares of the Surviving Corporation to which they are entitled.

5.                Basis of Exchange. The holders of shares of the common stock, par value $0.001 per share, of VOIS shall be entitled to receive one share of the common stock, $0.001 par value per share, of Mind Solutions for every 2,000 shares of the common stock of VOIS held by the common stockholders of VOIS. In addition, the currently issued one share of the common stock of Mind Solutions will be cancelled. As a result, following the merger, the current common stockholders of VOIS will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.001 per share.

6.                Directors and Officers.

(a)              The present Board of Directors of Mind Solutions shall serve as the Board of Directors of the Surviving Corporation until such time as their successors have been elected and qualified.

(b)             If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

(c)              All persons who, on the Effective Date, are executive or administrative officers of Mind Solutions shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

7.                Articles of Incorporation. The Articles of Incorporation of Mind Solutions, existing on the Effective Date, a copy of which is attached hereto as Exhibit A and incorporated herein for all purposes, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

8.                Bylaws. The Bylaws of Mind Solutions existing on the Effective Date, a copy of which are attached hereto as Exhibit B and incorporated herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.                Copies of the Plan of Merger. A copy of this Plan of Merger is on file at 3525 Del Mar Heights Road, Suite 802, San Diego, California 92130, the principal offices of VOIS, and 3525 Del Mar Heights Road, Suite 802, San Diego, California 92130, the principal offices of Mind Solutions. A copy of this Plan of Merger will be furnished to any stockholder of VOIS or Mind Solutions, on written request and without cost.

10.             Contractual Consents Needed. The parties to this Plan of Merger shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

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11.             Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to VOIS, addressed to Kerry Driscoll at 3525 Del Mar Heights Road, Suite 802, San Diego, California 92130, telecopier (562) 252-8711, and e-mail kerry@mindsolutionscorp.com; and if to Mind Solutions, addressed to Kerry Driscoll at 3525 Del Mar Heights Road, Suite 802, San Diego, California 92130, telecopier (562) 252-8711, and e-mail kerry@mindsolutionscorp.com. Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

12.             Legal Construction. In case any one or more of the provisions contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

13.             Benefit. All the terms and provisions of this Plan of Merger shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

14.             Law Governing. This Plan of Merger shall be construed and governed by the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in San Diego, California.

15.             Perfection of Title. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

16.             Cumulative Rights. The rights and remedies of any party under this Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

17.             Waiver. No course of dealing on the part of any party hereto or its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

18.             Construction. Whenever used herein, the singular number shall include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

19.             Multiple Counterparts. This Plan of Merger may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Plan of Merger on September 27, 2013.

VOIS, INC.

By /s/ Kerry Driscoll
Kerry Driscoll, President

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MIND SOLUTIONS, INC.

By /s/ Kerry Driscoll
Kerry Driscoll, President

Attachments:

Exhibit A – Articles of Incorporation of Mind Solutions, Inc.

Exhibit B – Bylaws of Mind Solutions, Inc.

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EXHIBIT A

ARTICLES OF INCORPORATION OF

MIND SOLUTIONS, INC.
A Nevada corporation

ARTICLES OF INCORPORATION

OF

MIND SOLUTIONS, INC.

ARTICLE I

Name

The name of the Company is Mind Solutions, Inc.

ARTICLE II

Business

The purpose and nature of the business, objectives, or purposes to be transacted, promoted, or carried on by the Company shall be as follows too engage in any lawful activity. And to do all and everything necessary, suitable, and proper to accomplish the foregoing, and to engage in any and every activity and business enterprise which the Company’s board of directors (the “Board of Directors”) may, from time to time, deem reasonably necessary, providing the same shall not be inconsistent with the Nevada Revised Statutes (the “NRS”).

ARTICLE III

Capital Stock

1.                Authorized Stock. The total number of shares of stock which the Company shall have authority to issue is 5,100,000,000, consisting of 5,000,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 100,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

2.                Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series, and by filing a certificate pursuant to the applicable section of the NRS (the “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)               The designation of the series, which may be by distinguishing number, letter or title.

(b)              The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c)               Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

(d)              The dates at which dividends, if any, shall be payable.

(e)               The redemption rights and price or prices, if any, for shares of the series.

(f)               The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g)               The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

(h)              Whether the shares of the series shall be convertible into shares of any other class or series, or any other security of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(i)                Restrictions on the issuance of shares of the same series or of any other class or series.

(j)                The voting rights, if any, of the holders of shares of the series.

(k)              Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

3.                Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

4.                Voting Rights. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

5.                Denial of Preemptive Rights. No stockholder of the Company shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

6.                Record Date. The Board of Directors may prescribe a period not exceeding 60 days before any meeting of the stockholders during which no transfer of stock on the books of the Company may be made, or may fix, in advance, a record date not more than 60 or less than 10 days before the date of any such meeting as the date as of which stockholders entitled to notice of and to vote at such meetings must be determined. Only stockholders of record on that date are entitled to notice or to vote at such a meeting. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders applies to an adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting. The Board of Directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

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ARTICLE IV

Election of Directors

1.                Number. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors, but shall not be less than one.

2.                Vacancies. Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.                Removal of Directors. Except as otherwise provided in any Preferred Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

ARTICLE V

Meetings of Stockholders

Meetings of stockholders of the Company (the “Stockholder Meetings”) may be held within or without the State of Nevada, as the Bylaws of the Company (the “Bylaws”) may provide. Special Stockholder Meetings may be called only by (a) the Chairman of the Board, (b) the Chief Executive Officer, (c) the President, (d) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (e) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE VI

Limitation of Liability

Except as otherwise provided in the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 78.300 of the NRS.

If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

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ARTICLE VII

Indemnification

1.                Discretionary Indemnification. (a) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation. partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

2.                Determination of Discretionary Indemnification. Any discretionary indemnification pursuant to Section 1 of this Article VII, unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)               By the stockholders; or

(b)              By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; or

(c)               If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)              If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

3.                Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article VII, or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys’ fees actually and reasonably incurred by him in connection with the defense.

4.                Non-Exclusivity. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VII:

(a)              Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 1 of this Article VII, or for the advancement of expenses made pursuant to Section 2 of this Article VII may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)             Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

5.                Insurance. The Company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

ARTICLE VIII

Amendment of Corporate Documents

1.                Articles of Incorporation. Whenever any vote of the holders of voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class. Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

2.                Bylaws. In addition to any affirmative vote required by law, any change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

ARTICLE IX

Application of NRS 78.411 to 78.444, Inclusive

These Articles of Incorporation expressly provide that the Company shall not be governed by Sections 78.411 to 78.444 of the NRS, inclusive.

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ARTICLE X

Existence

The Company is to have perpetual existence.

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EXHIBIT B

BYLAWS OF

MIND SOLUTIONS, INC.,

A Nevada corporation

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BYLAWS OF

MIND SOLUTIONS, INC.

ARTICLE I
Offices

1.1.            Registered Office. The registered office of MIND SOLUTIONS, INC. (the “Company”) required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the “NRS”) to be maintained in the State of Nevada shall be the registered office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the “Articles of Incorporation”).

1.2.            Other Offices. The Company may also have offices at such other places both within and without the State of Nevada as the Board of Directors of the Company (the “Board of Directors”) may determine from time to time or as the business of the Company may require.

ARTICLE II
Meetings of Stockholders

2.1.            Place of Meetings. Meetings of the Company’s stockholders shall be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

2.2.            Annual Meeting. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work dissolution of the Company.

2.3.            Special Meetings. Subject to the rights of the holders of any series of the Company’s preferred stock (the “Preferred Stock”), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a “Preferred Stock Designation”), special meetings of the stockholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

2.4.            Notice of Meeting. Written or printed notice of all meetings, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder’s address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

2.5.            Registered Holders of Shares; Closing of Share Transfer Records; and Record Date.

(a)              Registered Holders as Owners. Unless otherwise provided under the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

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(b)             Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and, in the case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph 7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

2.6.            Quorum of Stockholders; Adjournment. Unless otherwise provided in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

2.7.            Voting by Stockholders.

(a)              Voting on Matters Other than the Election of Directors. With respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

(b)             Voting in the Election of Directors. Unless otherwise provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

(c)              Consents in Lieu of Meeting. Any action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by the written consent of stockholders in lieu of a meeting pursuant to the provisions of the NRS.

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(d)             Telephone Meetings. Subject to the provisions required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, stockholders may participate in and hold a meeting of such stockholders by means of electronic communications, videoconferencing, teleconferencing or other available technology which allows the stockholders to communicate simultaneously or sequentially. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

(e)              Other. The Board of Directors, in its discretion, or the officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

2.8.            Business to be Conducted at Annual or Special Stockholder Meetings. At any annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

2.9.            Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

2.10.         Approval or Ratification of Acts or Contracts by Stockholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

2.11.         Inspectors of Election. The Company shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

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The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III
Directors

3.1.            Powers, Number, Classification and Tenure.

(a)              The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director’s successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

(b)             Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.2.            Qualifications. Directors need not be residents of the State of Nevada or stockholders of the Company.

3.3.            Place of Meeting; Order of Business. Except as otherwise provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

3.4.            Regular Meetings. Regular meetings of the Board of Directors shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

3.5.            Special Meetings. Special meetings of the Board of Directors shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

3.6.            Attendance at and Notice of Meetings. Written notice of the time and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.7.            Quorum of and Action by Directors. A majority of the directors in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

3.8.            Board and Committee Action Without a Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

3.9.            Board and Committee Telephone Meetings. Subject to the provisions required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of electronic communications, videoconferencing, teleconferencing or other available technology which allows the directors to communicate simultaneously or sequentially. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

3.10.         Compensation. Directors shall receive such compensation for their services as shall be determined by the Board of Directors.

3.11.         Removal. Directors may be removed from office in the matter set forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

3.12.         Committees of the Board of Directors.

(a)              The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

(b)             The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

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(c)              Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

(d)             Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

(e)              Executive Committee. The Board of Directors may create an Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Nevada law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

(f)              Audit Committee. The Board of Directors may create an Audit Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

(g)              Nominating Committee. The Board of Directors may create a Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees: (1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders’ meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

(h)             Compensation Committee. The Board of Directors may create a Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers’ salaries and levels of officers’ participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors’ fees, and (iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

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ARTICLE IV
Officers

4.1.            Designation. The officers of the Company shall consist of a Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person. The Chairman of the Board may also serve as the Chief Executive Officer. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective stockholders and of the Board of Directors.

4.2.            Election and Term of Office. The elected officers of the Company shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held at the time of each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Paragraph 4.17 of these Bylaws, each officer shall hold office until such officer’s successor shall have been duly elected and shall have qualified or until such officer’s death or until such officer shall resign.

4.3.            Chairman of the Board. The Chairman of the Board shall be the Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the absence or incapacity to act of the President, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

4.4.            Chief Executive Officer. The Chief Executive Officer shall be responsible for the general management of the affairs of the Company and shall perform all duties incidental to the Chief Executive Officer’s office which may be required by law and all such other duties as are properly required of him by the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

4.5.            President. The President shall be the Chief Operating Officer of the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the incapacity to act of the Chairman of the Board, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

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4.6.            Chief Operating Officer. As the Chief Operating Officer, the President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

4.7.            Vice President. The Board of Directors may appoint such Vice Presidents as may be recommended by the President or as the directors deem necessary or appropriate. Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of Directors deems appropriate (each a “Vice President”). Each Vice President shall perform such duties as the Board of Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

4.8.            Chief Financial Officer. The Chief Financial Officer shall be the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

4.9.            Secretary. The Secretary shall attend the meetings of the Board of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

4.10.         Treasurer. The Treasurer shall have the custody of the Company’s funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.11.         Controller. The Controller, if there is one, shall maintain records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

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4.12.         Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

4.13.         Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.14.         Assistant Controllers. Except as may be otherwise provided in these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

4.15.         Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officer in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

4.16.         Vacancies. Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer’s successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

4.17.         Removal. Any officer or agent of the Company may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

4.18.         Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

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ARTICLE V
Capital Stock

5.1.            Certificates for Shares. The certificates for shares of the capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company’s stockholders, which shall represent the number of shares to which such stockholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

5.2.            Multiple Classes of Stock. As the Company is authorized to issue more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

5.3.            Transfer of Shares. The shares of stock of the Company shall be transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

5.4.            Ownership of Shares. As the Company is entitled to treat the holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

5.5.            Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

5.6.            Lost or Destroyed Certificates. The Board of Directors may determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

ARTICLE VI
Indemnification

6.1.            General. The Company shall indemnify its directors, officers, employees, agents and others as provided in the Articles of Incorporation.

6.2.            Request for Indemnification. A party requesting indemnification (the “Indemnitee”) shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

6.3.            Extension of Rights. No amendment, alteration or repeal of this Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

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6.4.            Insurance and Subrogation. The Company shall not be liable under the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

6.5.            Severability. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

6.6.            Notices. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee’s address as shown on the Company’s records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

6.7.            Contractual Rights. The right to be indemnified or to the advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

ARTICLE VII
Miscellaneous Provisions

7.1.            Bylaw Amendments. These Bylaws may be amended as provided in the Articles of Incorporation.

7.2.            Books and Records. The Company shall keep books and records of account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

7.3.            Notices; Waiver of Notice. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

7.4.            Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

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7.5.            Seal. The seal of the Company shall be in such form as the Board of Directors may adopt.

7.6.            Fiscal Year. The fiscal year of the Company shall be as provided by a resolution adopted by the Board of Directors.

7.7.            Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

7.8.            Reliance upon Books, Reports and Records. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

ARTICLE VIII
Adoption of Bylaws

8.1.            Adoption. These Bylaws were adopted by the Board of Directors as of September 27, 2013

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ATTACHMENT B

RESOLUTIONS TO BE ADOPTED BY THE STOCKHOLDERS OF VOIS, INC.

WRITTEN CONSENT OF STOCKHOLDERS

IN LIEU OF A SPECIAL MEETING

OF THE STOCKHOLDERS OF
VOIS, INC.
a Florida corporation

Executed to be Effective as of October 28, 2013

Pursuant to the provisions the Florida Business Corporation Act, the undersigned, being the holders of an equivalent of 672,163,392 shares of common stock, as of the date hereof, constituting a majority of the voting power (51.3%) of the 1,310,311,626 issued and outstanding shares of the capital stock of VOIS, INC., a Florida corporation (the “Company”), do hereby consent to the following action taken in lieu of a special meeting of the stockholders of the Company:

CHANGE OF DOMICILE

WHEREAS, the Company’s directors have recommended that the Company change its state of incorporation from Florida to Nevada as provided in the Plan of Merger described in Attachment 1 to these minutes;

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the grant of discretionary authority to the board of directors to implement a change of domicile of the Company from the State of Florida to the State of Nevada as provided in the Plan of Merger described in Attachment 1 to these minutes is hereby approved in all respects.

APPROVAL OF ARTICLES OF INCOPORATION

WHEREAS, the Company’s directors have recommended that the Company’s Articles of Incorporation as a Nevada corporation be adopted as provided in the Plan of Merger described in Attachment 1 to these minutes;

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the Company’s Articles of Incorporation as a Nevada corporation be adopted as provided in the Plan of Merger described in Attachment 1 to these minutes.

APPROVAL OF BYLAWS

WHEREAS, the Company’s directors have recommended that the Company’s Bylaws as a Nevada corporation be adopted as provided in the Plan of Merger described in Attachment 1 to these minutes;

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the Company’s Bylaws as a Nevada corporation be adopted as provided in the Plan of Merger described in Attachment 1 to these minutes.

Consolidation of the company’s shares

WHEREAS, the Company’s directors have recommended that the Board of Directors of the Company be given discretionary authority to implement a reverse split of the Company’s common stock on the basis of one post-consolidation share for each 2,000 pre-consolidation shares of common stock (the “Consolidation”) as provided in the Plan of Merger described in Attachment 1 to these minutes.; and

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WHEREAS, the directors have recommended the Consolidation to the Company’s stockholders for their approval;

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the grant of discretionary authority to the Board of Directors to implement a reverse split of the Company’s issued and outstanding common stock on the basis of one post-consolidation share for each 2,000 pre-consolidation shares is hereby approved in all respects.

GENERAL

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

RESOLVED FURTHER, that any and all actions previously taken by any of the officers within the terms of the foregoing resolutions be, and the same hereby are, approved, ratified, and confirmed in all respects.

IN WITNESS WHEREOF, the undersigned have executed this Consent to be effective as of the date first mentioned above.

KERRY DRISCOLL

Shares owned 196,000,000

JEFF DASHEFSKY

Shares owned 476,000,000

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ATTACHMENT C

SECTIONS 607.1301, 1302, AND 1333 OF THE FLORIDA BUSINESS CORPORATION ACT

RIGHTS OF DISSENTING OWNERS

607.1301. Appraisal rights; definitions. The following definitions apply to sections 607.1302-607.1333:

(1) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of section 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) “Beneficial stockholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

(3) “Corporation” means the issuer of the shares held by a stockholder demanding appraisal and, for matters covered in section 607.1322-607.1333, includes the surviving entity in a merger.

(4) “Fair value” means the value of the corporation’s shares determined:

(a) Immediately before the effectuation of the corporate action to which the stockholder objects.

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining stockholders.

(c) For a corporation with 10 or fewer stockholders, without discounting for lack of marketability or minority status.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6) “Preferred shares” means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) “Record stockholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9) “Stockholder” means both a record stockholder and a beneficial stockholder.

607.1302. Right of stockholders to appraisal.

(1) A stockholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that stockholder’s shares, in the event of any of the following corporate actions:

(a) Consummation of a conversion of such corporation pursuant to section 607.1112 if stockholder approval is required for the conversion and the stockholder is entitled to vote on the conversion under section 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if stockholder approval is required for the merger under section 607.1103 and the stockholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by section 607.1104;

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(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the stockholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any stockholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to section 607.1202 if the stockholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within 1 year after the date of sale;

(d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the stockholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by stockholder approval; or

(f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the stockholder is entitled to vote on the amendment and if such amendment would adversely affect such stockholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the stockholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the stockholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the stockholder’s preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the stockholder’s preferred shares; or

7. Reducing any stated preferential amount payable on any of the stockholder’s preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or 2. Not so listed or designated, but has at least 2,000 stockholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial stockholders owning more than 10 percent of such shares.

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(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the stockholders entitled to receive notice of, and to vote at, the meeting of stockholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of stockholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other stockholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in section 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the record holder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

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(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A stockholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation’s articles of incorporation, bylaws, or board of directors’ resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

607.1333. Limitation on corporate payment.

(1) No payment shall be made to a stockholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of section 607.06401. In such event, the stockholder shall, at the stockholder’s option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the stockholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The stockholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the stockholder fails to exercise the option, the stockholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

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